UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                July 13, 2005 (Date of earliest event reported)
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                     NATIONAL ATLANTIC HOLDINGS CORPORATION
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             (Exact name of registrant as specified in its charter)

         New Jersey                      000-51127               22-3316586
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(State or other jurisdiction           (Commission            (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)

              4 Paragon Way, Freehold, New Jersey                   07728
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           (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code        (732) 665-1100
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01      Other Events

On 07/13/2005, the Registrant issued a Press Release announcing that it has been selected to be included in the Russell Microcap(TM) Index. The newly launched Russell Microcap Index, which debuted on July 1, is comprised of the smallest 1,000 securities in the small-cap Russell 2000(TM) Index along with the next smallest 1,000 companies, based on a ranking of all U.S. equities by market capitalization. The information contained in the Press Release dated 07/13/2005 is incorporated herein by reference and attached as Exhibit 99.1 hereto.

Item 9.01      Financial Statements and Exhibits.

(c)      Exhibits

99.1           Press Release issued by National Atlantic Holdings Corporation,
               07/13/2005.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          NATIONAL ATLANTIC HOLDINGS CORPORATION
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                                                        (Registrant)


Date 07/14/2005
---------------                      /s/ Frank J. Prudente
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                                     Frank J. Prudente
                                     Executive Vice President- Corporate Finance